UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On November 1, 2013, Century Aluminum Sebree, LLC, a wholly owned subsidiary of Century Aluminum Company (NASDAQ: CENX), issued a conditional notice to employees at the Sebree aluminum smelter in Robards, Kentucky of the company's intent to curtail 100% of plant operations on January 31, 2014 if the plant cannot secure a competitively priced electric power contract.  The company is continuing to work with its power provider and regulatory agencies to obtain access to market-priced power prior to the expiration of its current energy contract on January 31, 2014. The conditional notice was made pursuant to the federal Worker Adjustment and Retraining Notification Act (WARN).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	November 1, 2013	By:	/s/ Jesse E. Gary
Name: Jesse E. Gary Title: Executive Vice President, General Counsel and Secretary